UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 3, 2023 (February 1, 2023)

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC*	New York Stock Exchange
*On February 1, 2023, Invacare Corporation (the "Company") was notified by the staff of NYSE Regulation, Inc. ("NYSE Regulation") that it plans to file a delisting application with the Securities and Exchange Commission (the "SEC") to delist the Company's common stock from the New York Stock Exchange (the "NYSE") upon the completion of all applicable procedures. After the Form 25 is filed by NYSE Regulation, the delisting will become effective 10 days later. The deregistration of the Company's common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchanger Act"), will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Company's common stock under Section 12(b) of the Exchange Act, the Company's common stock will remain registered under Section 12(g) of the Exchanger Act. The Company's common stock began trading on the OTC Pink Marketplace on February 2, 2023 under the symbol "IVCRQ."
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

DIP Credit Agreements

Invacare Corporation (the “Company”) and certain lenders (the “DIP Parties”) have agreed to a superpriority, senior secured and priming debtor-in-possession term loan credit facility in an aggregate principal amount of $70 million subject to the terms and conditions set forth therein (the “Term DIP Credit Agreement”) and a superpriority senior secured and priming debtor-in-possession asset-based revolving facility in an aggregate amount of $17.4 million subject to the terms and conditions set forth therein (the “ABL DIP Credit Agreement” and together with the Term DIP Credit Agreement, the “DIP Credit Agreements”).

The DIP Credit Agreements include conditions precedent, representations and warranties, affirmative and negative covenants, and events of default customary for financings of this type and size. The proceeds of all or a portion of the proposed DIP Credit Agreements may be used for, among other things, post-petition working capital for the Company and its subsidiaries, payment of costs to administer the Chapter 11 Cases, payment of expenses and fees of the transactions contemplated by the Chapter 11 Cases, payment of court-approved adequate protection obligations under the DIP Credit Agreements, and payment of other costs in an approved budget and other such purposes permitted under the DIP Credit Agreements.

The foregoing description of the DIP Credit Agreements is not complete and is qualified in its entirety by reference to each of the Term DIP Credit Agreement and the ABL DIP Credit Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreements is incorporated herein by reference.

Item 3.01. Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 1, 2023, the Company was notified by the staff of NYSE Regulation, Inc. (“NYSE Regulation”) that it had suspended trading on the New York Stock Exchange (“NYSE”) and determined to commence proceedings to delist the Company’s common shares, without par value (the “Common Shares”), from the NYSE. NYSE Regulation reached its decision that the Company is no longer suitable for listing pursuant to NYSE Listed Company Manual Section 802.01D after the Company filed a voluntary petition under chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas (the “Chapter 11 Cases”)

The NYSE will apply to the U.S. Securities and Exchange Commission to delist the Common Shares upon completion of all applicable procedures.

The Company does not intend to appeal the determination and, therefore, it is expected that its Common Shares will be delisted from the NYSE.

The Common Shares commenced trading in the OTC Pink Open Market under the symbol “IVCRQ”. The OTC Pink Open Market is a significantly more limited market than the NYSE, and quotation on the OTC Pink Open Market likely results in a less liquid market for existing and potential holders of the Common Shares to trade the Company’s common stock and could further depress the trading price of its Common Shares. The Company can provide no assurance that its Common Shares will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Common Shares on this market, or whether the trading volume of the Common Shares will be sufficient to provide for an efficient trading market.

Item 8.01. Other Events.

In connection with entry into the DIP Credit Agreements, the Company also entered into (i) an amendment to the Prepetition Term Loan Agreement to permit entry into the DIP Credit Agreements and (ii) an intercreditor agreement (the “Intercreditor Agreement”) among the finance parties under the DIP Credit Agreements and the finance parties under the Prepetition Credit Agreements and the finance parties under the indentures described below. Moreover, the Bankruptcy Court has granted all “first day” relief requested by the Company, including authority for the Company to pay employee wages and benefits and to pay vendors and suppliers for goods and services.

Statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Chapter 11 Cases, the DIP Credit Agreements, the Company’s ability to consummate and complete a plan of reorganization and its ability to continue operating in the ordinary course while the Chapter 11 Cases are pending. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a restructuring under Chapter 11; consummation of a plan of reorganization; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s recapitalization process, DIP Credit Agreements, or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Credit Agreements and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common shares; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the DIP Credit Agreements, and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; and other litigation and inherent risks involved in a bankruptcy process.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of February 2, 2023, by and among Invacare Corporation, the lenders party thereto, Cantor Fitzgerald Securities, as administrative agent, and GLAS Trust Corporation Limited, as collateral agent.
10.2	Debtor-in-Possession Revolving Credit and Security Agreement, dated as of February 2, 2023, among Invacare Corporation and certain other subsidiaries of Invacare Corporation, as borrowers, certain other subsidiaries of the Company party thereto, as guarantors, each lender who is a party thereto and PNC Bank, National Association, as agent for lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: February 3, 2023	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of February 2, 2023, by and among Invacare Corporation, the lenders party thereto, Cantor Fitzgerald Securities, as administrative agent, and GLAS Trust Corporation Limited, as collateral agent.
10.2	Debtor-in-Possession Revolving Credit and Security Agreement, dated as of February 2, 2023, among Invacare Corporation and certain other subsidiaries of Invacare Corporation, as borrowers, certain other subsidiaries of the Company party thereto, as guarantors, each lender who is a party thereto and PNC Bank, National Association, as agent for lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).